UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

Cipherloc Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

825 Main St, Suite 100

Buda, TX 78610

(Address of principal executive offices)

Registrant’s telephone number, including area code: 512 772 4245

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Form 8-K/A replaces in its entirety the Form 8-K which was filed with the Securities and Exchange Commission without the approval of Cipherloc Corporation (the “Company”) on August 20, 2019 (the “Original Filing”).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 21, 2019 and June 12, 2019, the Board of Directors of the Company unanimously appointed Tom Wilkinson (“Wilkinson”) and Anthony Ambrose (“Ambrose”), respectively, as independent directors to the Board. On July 26, 2019, Michael De La Garza resigned as Chief Executive Officer of the Company. On August 11, 2019, Mr. De La Garza was terminated as an employee of the Company for cause. On August 11, 2019, Mr. De La Garza attempted to hold a Board of Directors meeting and did not provide notice of such meeting to three of the five directors. In addition, only two of the directors attended such meeting and therefore a quorum did not exist to hold the Board meeting.

On August 13, 2019, Mr. De La Garza and the Company (Mr. De La Garza did not have authority to file on behalf of the Company) filed for a temporary restraining order (“TRO”) in the District Court of Travis County, Texas 53rd Judicial District (the “Court”) against Wilkinson and Ambrose (the “Restrained Parties”) seeking the Restrained Parties be restrained and enjoined as follows:

a.	from contacting any employee, former employee, contractor or former contractor of Cipherloc;
b.	from interfering with the rehiring of any employee, former employee, contractor or former contractor of Cipherloc;
c.	from negotiating contracts, contracting on behalf of, or terminating the contracts of Cipherloc
d.	from holding oneself out as acting or actually acting as an agent of Cipherloc;
e.	from spending any Cipherloc funds;
f.	from interfering with the Board or DeLaGarza in exercising their duties as directors or officers in the ordinary course of Cipherloc’s business.

On August 20, 2019, the Court granted the request for TRO (the “Order”), subject to posting of a $5,000 bond (which has not been posted at the time of this filing), which restrained and enjoined the Restrained Parties from the date of entry of the order until and to the fourteenth day after entry or until further order of this Court as follows:

a. from terminating any employee, contractor or contract of Cipherloc;

b. from negotiating contracts, contracting on behalf of, or terminating the contracts of Cipherloc;

c. from spending any Cipherloc funds, except in the normal course of business

A copy of the Order is attached to this Form 8-K as Exhibit 99.1. Mr. De La Garza did not have authority from the Company to file the Original Filing and such filing was false and inaccurate. The Company is in the process of contacting the proper authorities.

Item 8.01. Other Items.

The independent members of the Board of Directors of the Company, consisting of Sammy Davis and Anthony Ambrose, have launched an investigation of Mr. De La Garza’s activities as CEO of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Order Granting Request for Temporary Restraining Order

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2019

CIPHERLOC CORPORATION

By:	/s/ Tom Wilkinson
Tom Wilkinson
Interim Chief Executive Officer